UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 11, 2009

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Joint Development Agreement

On August 14, 2009, EXCO Operating Company, LP (“EOC”) and EXCO Production Company, LP (“EPC”), each wholly-owned indirect subsidiaries of EXCO Resources, Inc. (“EXCO”), entered into a Joint Development Agreement (the “Joint Development Agreement”) with BG US Production Company, LP (“BG Production”), a wholly-owned indirect subsidiary of BG Group plc (“BG Group”). The Joint Development Agreement was executed in connection with the closing of that certain Purchase and Sale Agreement, dated June 29, 2009 (the “Upstream Purchase Agreement”), among EOC, EPC and BG Production. Under the Joint Development Agreement and pursuant to the terms thereof, EOC, EPC and BG Production will jointly fund, develop and operate certain oil and natural gas properties and related assets located in the counties of Cherokee, Gregg, Harrison, Marion, Nacogdoches, Panola, Rusk and Shelby in the state of Texas and the parishes of Bienville, Bossier, Caddo, DeSoto, Red River and Webster in the state of Louisiana (the “AMI”). A description of the material terms of the Joint Development Agreement can be found in item 1.01 of EXCO’s Form 8-K, dated June 29, 2009, filed with the Securities and Exchange Commission (the “Commission”) on July 6, 2009.

The foregoing description of the Joint Development Agreement is not complete and is qualified in its entirety by the Joint Development Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

LLC Agreement

On August 14, 2009, EOC and BG Gathering entered into an amended and restated limited liability company agreement (the “LLC Agreement”) of TGGT Holdings, LLC (the “TGGT”). The LLC Agreement was executed in connection with the closing of that certain Contribution Agreement, dated August 5, 2009 (the “Contribution Agreement”), among EOC, Vaughan Holding Company, LLC (“Vaughan”), a wholly-owned indirect subsidiary of EXCO, and BG US Gathering Company, LLC (“BG Gathering”), a wholly-owned indirect subsidiary of BG Group. The LLC Agreement sets forth the rights and obligations of EOC and BG Gathering with respect to their ownership of TGGT. A description of the material terms of the LLC Agreement can be found in item 1.01 of EXCO’s Form 8-K, dated August 5, 2009, filed with the Commission on August 11, 2009.

The foregoing description of the LLC Agreement is not complete and is qualified in its entirety by the LLC Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Closing of Upstream and Midstream Joint Development Transactions

On August 14, 2009, EOC, Vaughan and BG Production closed the transactions contemplated by the Upstream Purchase Agreement (the “BG Upstream Transaction”). Under the Upstream Purchase Agreement, EOC and EPC sold BG Production an undivided 50% interest in certain oil and natural gas properties and related assets located in the AMI (the “Subject Oil and Gas Assets”). BG Production paid EOC and EPC a purchase price of $727 million in cash, subject to customary post-closing adjustments, for the Subject Oil and Gas Assets. The sale of the Subject Oil and Gas Assets is effective as of January 1, 2009.

Simultaneously with the closing of the Upstream Purchase Agreement, on August 14, 2009, EOC, Vaughan and BG Gathering closed the transactions contemplated by the Contribution Agreement (the “BG Midstream Transaction”). Under the terms of the Contribution Agreement, (i) EOC contributed to TGGT all of its directly and indirectly held general and limited partnership interests in TGG Pipeline, Ltd. (“TGG”) and Talco Midstream Assets, Ltd. (together with TGG, the “Midstream Companies”) in exchange for a 50% member interest in TGGT, (ii) BG Gathering contributed to TGGT $269.2 million in cash, subject to customary post-closing adjustments (the “Cash Contribution Amount”) in exchange for a 50% member interest in TGGT, and (iii) TGGT made a special distribution to EOC in an amount equal to the Cash Contribution Amount. As a result of the contributions and special distribution, EOC and BG Gathering will each own a 50% member interest in TGGT, and TGGT will in turn directly and indirectly hold all of the partnership interests in the Midstream Companies.

The foregoing descriptions of the Upstream Purchase Agreement and the Contribution Agreement are not complete and are qualified in their entirety by such agreements, copies of which were filed as Exhibit 2.3 to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the Commission on August 6, 2009, with respect to the Upstream Purchase Agreement, and as Exhibit 10.1 to the Current Report on Form 8-K, dated August 5, 2009, filed with the Commission on August 11, 2009, with respect to the Contribution Agreement, each of which are incorporated herein by reference.

Closing of Gladewater and Midcontinent Asset Dispositions

On August 11, 2009, EOC and Encore Operating, LP (“Encore”) closed the transactions (the “Gladewater Transaction”) contemplated by the Purchase and Sale Agreement, dated June 28, 2009, by and between EOC and Encore (the “Gladewater Purchase Agreement”). Under the Gladewater Purchase Agreement, EOC sold to Encore its Gladewater Field and Overton Field assets in Gregg, Upshur and Smith Counties, Texas (the “Gladewater Assets”).

Also on August 11, 2009, EXCO closed the transactions (the “Midcontinent Transaction”) contemplated by the Purchase and Sale Agreement, dated June 28, 2009, by and between EXCO and Encore (the “Midcontinent Purchase Agreement”). Under the Midcontinent Purchase Agreement, EXCO sold to Encore its Norge Marchand Unit in Grady County, Oklahoma and other selected Oklahoma, Kansas and Texas Panhandle assets (the “Midcontinent Assets”).

Encore paid EXCO and EOC a purchase price of $356.5 million in cash, subject to customary post-closing adjustments, for the Gladewater Assets and Midcontinent Assets.

The foregoing descriptions of the Gladewater Purchase Agreement and the Midcontinent Purchase Agreements are not complete and are qualified in their entirety by such agreement, copies of which were filed as Exhibit 2.3 and 2.4, respectively, to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, filed with the Commission on August 6, 2009, and incorporated herein by reference.

Use of Proceeds

The proceeds from the Gladewater Transaction, the BG Upstream Transaction and the BG Midstream Transaction were used to pay down a portion of the borrowings under EOC’s revolving credit facility and pay off all of EOC’s senior term credit agreement and pay certain transaction expenses.

The proceeds from the Midcontinent Transaction were used to pay down a portion of the borrowings under EXCO’s revolving credit facility and pay certain transaction expenses.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure

On August 11, 2009, EXCO issued a press release announcing, among other things, the closing of the Gladewater Transaction and the Midcontinent Transaction, a copy of which is furnished as Exhibit 99.1.

On August 14, 2009, EXCO issued a press release announcing, among other things, the signing of the Joint Development Agreement and the LLC Agreement and the closing of the BG Upstream Transaction and the BG Midstream Transaction, a copy of which is furnished as Exhibit 99.2.

In accordance with general instruction B.2 to Form 8-K, information contained in Exhibit 99.1 is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of EXCO Resources, Inc. with respect to the BG Upstream Transaction, the BG Midstream Transaction, the Gladewater Transaction and the Midcontinent Transaction for the year ended December 31, 2008 and six months ended June 30, 2009 are included as Exhibit 99.3 hereto.

(d) Exhibits.

10.1	Joint Development Agreement, dated as of August 14, 2009, by and among EXCO Operating Company, LP, EXCO Production Company, LP and BG US Production Company, LP.

10.2	Amended and Restated Limited Liability Company Agreement of TGGT Holdings, LLC, dated August 14, 2009, by and among TGGT Holdings, LLC, EXCO Operating Company, LP and BG US Gathering Company, LLC

99.1	Press Release dated August 11, 2009.

99.2	Press Release, dated August 14, 2009.

99.3	Unaudited pro forma financial information of EXCO Resources, Inc. for the year ended December 31, 2008 and six months ended June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: August 17, 2009	By:	/s/ J. DOUGLAS RAMSEY
J. Douglas Ramsey, Ph.D.
Vice President - Finance

EXHIBIT INDEX

Exhibit Number	Description
10.1	Joint Development Agreement, dated as of August 14, 2009, by and among EXCO Operating Company, LP, EXCO Production Company, LP and BG US Production Company, LP.

10.2	Amended and Restated Limited Liability Company Agreement of TGGT Holdings, LLC, dated August 14, 2009, by and among TGGT Holdings, LLC, EXCO Operating Company, LP and BG US Gathering Company, LLC.

99.1	Press Release, dated August 11, 2009.

99.2	Press Release, dated August 14, 2009.

99.3	Unaudited pro forma financial information of EXCO Resources, Inc. for the year ended December 31, 2008 and six months ended June 30, 2009.